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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-32216) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 30

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 33

                        VANGUARD VARIABLE INSURANCE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON MAY 1, 2003, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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
                                        VANGUARD(R) VARIABLE INSURANCE FUND
                                        MONEY MARKET PORTFOLIO



                             May 1, 2003 - Revised August 7, 2003


This prospectus
contains financial data
for the Portfolio through
the fiscal year ended
December 31, 2002.


PROSPECTUS

MONEY MARKET

[COMPASS]





NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO
Prospectus
May 1, 2003

Revised August 7, 2003

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CONTENTS
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  1 PORTFOLIO PROFILE
  3 MORE ON THE PORTFOLIO
  5 THE PORTFOLIO AND VANGUARD
  6 INVESTMENT ADVISER
  6 TAXES
  7 SHARE PRICE
  7 FINANCIAL HIGHLIGHTS
  9 GENERAL INFORMATION
  GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, and risks associated with the Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Portfolio is the right investment for you. We suggest that you keep this prospectus for future reference.
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A NOTE ABOUT VANGUARD VARIABLE INSURANCE FUND

The Money Market Portfolio of Vanguard Variable Insurance Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Portfolio directly, but only through a contract offered by an insurance company.
     The Money Market Portfolio is entirely separate from other Vanguard mutual funds, even when the Portfolio and a fund have the same investment objective and adviser. The Portfolio's investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the insurance program.
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

1

PORTFOLIO PROFILE

INVESTMENT OBJECTIVE
The Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1.

PRIMARY INVESTMENT POLICIES
The Portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations. The Portfolio will invest more than 25% of its assets in securities issued by companies in the financial services industry.

PRIMARY RISKS
The Portfolio is designed as a low-risk investment, but you could still lose money by investing in it. The Portfolio's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Portfolio's income to decline. Income risk is generally high for money market funds.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make payments will cause security prices to decline. Credit risk should be very low for the Portfolio, because it invests only in high-quality securities.
- Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform other funds with a similar investment objective.
- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Portfolio will invest more than 25% of its assets in securities of companies in the financial services industry, the Portfolio's performance will depend to a greater extent on the overall condition of that industry.

     AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of a relevant market index. The Portfolio's returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio's returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS
      ----------------------------------------------------
                        1993 - 3.04%
                        1994 - 4.20
                        1995 - 5.88
                        1996 - 5.43
                        1997 - 5.55
                        1998 - 5.50
                        1999 - 5.18
                        2000 - 6.47
                        2001 - 4.35
                        2002 - 1.73
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.66% (quarter ended September 30, 2000), and the lowest return for a quarter was 0.37% (quarter ended December 31, 2002).

      -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
      -------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
      -------------------------------------------------------------------------
      Money Market Portfolio                 1.73%        4.63%           4.72%
      Citigroup 3-Month U.S. Treasury        1.70         4.30            4.50
       Bill Index
      -------------------------------------------------------------------------
      *Prior to April 7, 2003, this Index was known as the Salomon Smith Barney
       3-Month U.S. Treasury Bill Index.
      -------------------------------------------------------------------------

     If you would like to know the current annualized 7-day yield for the Portfolio, please visit our website at www.vanguard.com or call a Vanguard Annuity and Insurance Services Associate at 1-800-522-5555.

A NOTE ON FEES
As an investor in the Portfolio, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Portfolio appears below. You also would incur fees associated with the annuity or life insurance program through which you invest. Detailed information about the annuity or life insurance program fees is presented in the "Fee Table" section of the accompanying prospectus for the insurance program through which Portfolio shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown are based on those incurred in the fiscal year ended December 31, 2002. These expenses do not reflect additional fees and expenses of associated with the annuity or life insurance program through which you invest.

 ANNUAL PORTFOLIO OPERATING EXPENSES (expenses deducted from the Portfolio's assets)
 Management Expenses:                                                   0.18%
 12b-1 Distribution Fee:                                                 None
 Other Expenses:                                                        0.03%
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES:                            0.21%

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Portfolio's

3

shares. This example assumes that the Portfolio provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $22          $68       $118         $268
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a portfolio, plus any transaction costs incurred when the portfolio buys or sells securities. These costs can erode a substantial portion of the gross income or capital appreciation a portfolio achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a portfolio's performance.
--------------------------------------------------------------------------------

MORE ON THE PORTFOLIO

This prospectus describes the primary risks you would face as an investor in this Portfolio. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the financial markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Portfolio investor.

     The following sections explain the primary investment policies that the Portfolio uses in pursuit of its objective. The Portfolio's board of trustees, which oversees the Portfolio's management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental.

MARKET EXPOSURE
The Portfolio's primary policy is to invest in very high-quality money market instruments--also known as cash investments or cash equivalents. These instruments are considered short-term (i.e., they mature in 397 days or less). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. The Portfolio invests more than 25% of its assets in money market instruments issued by financial services companies.

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                                PLAIN TALK ABOUT
                            MONEY MARKET INSTRUMENTS

The term "money market instruments" refers to a variety of short-term, liquid investments, usually with a maturity of 397 days or less. Some common types are Treasury bills and notes, which are securities issued by the U.S. government; commercial paper, which is a promissory note issued by a large company or financial firm; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations. Money market securities can pay a fixed, variable, or floating rate of interest.
--------------------------------------------------------------------------------

[FLAG] THE  PORTFOLIO  IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE
     PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A PORTFOLIO'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE ONCE RATES FALL, THE PORTFOLIO MUST INVEST IN LOWER-YIELDING INSTRUMENTS. BECAUSE THE PORTFOLIO'S INCOME IS BASED ON SHORT-TERM INTEREST RATES--WHICH CAN FLUCTUATE SIGNIFICANTLY OVER SHORT PERIODS--INCOME RISK IS EXPECTED TO BE HIGH.

SECURITY SELECTION
Vanguard's Fixed Income Group, adviser to the Portfolio, selects high-quality money market instruments. The Portfolio invests in certificates of deposit, banker's acceptances, commercial paper, and other money market securities rated Prime-1 by Moody's Investors Service, Inc., or A-1 by Standard & Poor's. Securities that are unrated must be issued by a corporation with a debt rating of A3 or better by Moody's or A- or better by Standard & Poor's. The Portfolio also invests in short-term corporate, state, and municipal obligations rated A3 or better by Moody's or A- or better by Standard & Poor's, and in securities issued by the U.S. Treasury and federal government agencies and instrumentalities, such as the Federal Home Loan Bank.

[FLAG] THE PORTFOLIO IS SUBJECT,  TO A LIMITED EXTENT,  TO CREDIT RISK, WHICH IS
     THE CHANCE THAT THE ISSUER OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE.

[FLAG] THE  PORTFOLIO IS SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE THAT THE PORTFOLIO'S PERFORMANCE WILL BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE FINANCIAL SERVICES INDUSTRY.

     More than 25% of the Portfolio's assets are invested in instruments issued by financial services companies. These investments include, among others, bank obligations, high quality asset-backed securities, and securities issued by the automobile finance industry. Changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Portfolio. These conditions include the cost of funds, changes in interest rates, and defaults in payments by borrowers.
     The Money Market Portfolio may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches

5

of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include: the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Portfolio's adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

[FLAG] THE  PORTFOLIO IS SUBJECT TO MANAGER  RISK,  WHICH IS THE CHANCE THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE PORTFOLIO INVESTS.

     In addition, the Portfolio may invest up to 10% of its net assets in illiquid securities. Illiquid securities are not freely marketable or are subject to legal restrictions on their sale.
     The Portfolio may also invest, to a limited extent, in adjustable-rate securities, which are traditional types of derivatives. As the name implies, a floating-rate security's interest rate fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). These securities reset their yields on a periodic basis and are closely correlated to changes in money market interest rates.
     The Portfolio may also invest in repurchase agreements, which carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Portfolio may experience a loss when trying to sell the securities to another party. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Portfolio and order that they be sold to pay off the seller's debts. The Portfolio's adviser attempts to control these risks through careful counterparty selection and monitoring.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              REPURCHASE AGREEMENTS

A means of investing money for a short period, repurchase agreements are contracts in which a U.S. commercial bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) and at a specific price.
--------------------------------------------------------------------------------

     The Portfolio may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Portfolio may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

THE PORTFOLIO AND VANGUARD

The Portfolio is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $600 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services on an at-cost basis to the Portfolio. As of December 31, 2002, Vanguard managed more than $406 billion in total assets.
     The individual responsible for overseeing the Portfolio's investments is:
- DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991 and has managed portfolio investments and the Portfolio since 1997. Education: B.S., University of Wisconsin.
For the fiscal year ended December 31, 2002, the Portfolio's advisory expenses represented an effective annual rate of 0.01% of the Portfolio's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Portfolio's securities and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the adviser. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates paid to the Portfolio as well as for brokerage or research services provided to the adviser.

TAXES

The tax consequences of your investment in the Portfolio depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Portfolio shares are offered.

7

SHARE PRICE

The Portfolio's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Portfolio by the number of Portfolio shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Portfolio does not transact purchase or redemption requests.
 The instruments held by the Portfolio are valued on the basis of amortized cost. Although the stable share price is not guaranteed, the NAV of Vanguard money market portfolios is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

     The Portfolio's NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity or life insurance program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown, and certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Portfolio's financial statements--is included in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

     Yields and total returns presented for the Portfolio are net of the Portfolio's operating expenses, but do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Portfolio and when comparing the yields and returns of the Portfolio with those of other mutual funds.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Portfolio began fiscal year 2002 with a net asset value (price) of $1.00 per share. During the year, the Portfolio earned $0.017 per share from investment income (interest).

Shareholders received $0.017 per share in the form of dividend distributions. The earnings ($0.017 per share) minus the distributions ($0.017 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Portfolio was 1.73% for the year.

As of December 31, 2002, the Portfolio had $1 billion in net assets. For the year, its expense ratio was 0.21% ($2.10 per $1,000 of net assets), and its net investment income amounted to 1.71% of its average net assets.
--------------------------------------------------------------------------------

VANGUARD VARIABLE INSURANCE FUND MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                     SEPTEMBER 30,
                                            YEAR ENDED      OCT. 1 TO  --------------------------------------
                                         DEC. 31, 2002 DEC. 31, 2001*   2001      2000      1999        1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.00          $1.00  $1.00     $1.00     $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .017           .007   .052      .061      .050        .055
 Net Realized and Unrealized Gain (Loss)            --             --     --        --        --          --
 on Investments
-------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                 .017           .007   .052      .061      .050        .055
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (.017)         (.007) (.052)    (.061)    (.050)      (.055)
 Distributions from Realized Capital Gains          --             --     --        --        --          --
-------------------------------------------------------------------------------------------------------------
 Total Distributions                             (.017)         (.007) (.052)    (.061)    (.050)      (.055)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $1.00          $1.00  $1.00     $1.00     $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     1.73%          0.69%  5.34%     6.21%     5.09%       5.60%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)           $1,053         $1,034 $1,032      $861      $723        $590
 Ratio of Total Expenses to Average Net Assets   0.21%        0.18%**  0.18%     0.17%     0.20%       0.20%
 Ratio of Net Investment Income to Average
  Net Assets                                     1.71%        2.73%**  5.14%     6.06%     4.98%       5.46%
-------------------------------------------------------------------------------------------------------------

 *The  Portfolio's  fiscal  year-end  changed from  September 30 to December 31, effective December 31, 2001.
**Annualized.

9

GENERAL INFORMATION

The Portfolio offers its shares to insurance companies that fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Portfolio might at some time be in conflict. The Portfolio's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Portfolio's shareholders, the Portfolio may reject such a purchase request.
     If you wish to redeem money from the Portfolio, please refer to the instructions provided in the accompanying prospectus for the annuity or life insurance program. Shares of the Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

     The Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one portfolio to purchase shares of another portfolio) may be available to you through your contract. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. If the board of trustees determines that it would be detrimental to the best interests of the Portfolio's remaining shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

     For certain categories of investors, the Portfolio has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Portfolio's behalf. The Portfolio will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Portfolio's NAV next computed after the order is received by an authorized broker or the broker's designee.



The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

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GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a portfolio's investments.

EXPENSE RATIO
The percentage of a portfolio's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.
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                                               [THE VANGUARD GROUP(R) SHIP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Variable Insurance Fund Money Market Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Portfolio's investments is available in Vanguard Variable Insurance Fund Money Market and Bond Portfolios' annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Portfolio.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Portfolio or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION  PROVIDED BY THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-5962


(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P064A 082003